UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27,2015 (May 26, 2015)

Calpian, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On May 26, 2015, Calpian, Inc. released a press release announcing its participation in the 2015 Marcum MicroCap Conference. Calpian, Inc.'s Chairman and Chief Executive Officer, Harold Montgomery, will present a PowerPoint slideshow at 3pm EST on Thursday, May 28, 2015 in New York City at the Grand Hyatt Hotel. The conference is dedicated to providing a forum where publicly traded companies under $500 million in market capitalization can network with the investment community.

A copy of the press release is attached as Exhibit 99.1 and the PowerPoint slideshow is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and are both incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Section 7.01 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release
99.2	PowerPoint slideshow presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CALPIAN, INC.

Date: May 27, 2015	By:	/s/ Scott S. Arey
Scott S. Arey
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release
99.2	PowerPoint slideshow presentation